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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 March 13, 1995

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               (Date of Report - date of earliest event reported)


                           Legal Research Center, Inc.
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               (Exact name of registrant as specified in charter)


Minnesota                            0-26548                          41-1680384
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(State or other                    (Commission                     (IRS Employer
jurisdiction of                    file number)              Identification No.)
incorporation)


700 Midland Square Building
331 Second Avenue South
Minneapolis, Minnesota  55401                                              55447
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(Address of principal executive offices)                              (Zip Code)


                                 (612) 332-4950
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              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     (a) On May 13, 1996, Legal Research Center, Inc. (the "Company") acquired all of the outstanding capital stock of The Law Office, Inc., a Washington corporation ("TLO"), from TLO's existing shareholders, Gordon and Sydney Jones, and William and Lorie Harris. TLO is engaged in the business of providing on-line legal services through computer networks such as The Microsoft Network. It is a full-service on-line commercial center offering a variety of law-related goods and services to legal professionals and the general public. Prior to the transaction, the Company owned 33% of the outstanding shares of TLO. The purchase price for the remaining TLO shares was $50,750 in cash, 121,800 shares of LRC Common Stock and options to purchase an additional 101,500 shares of the Company's Common Stock at $3.50 per share. The Company used cash raised in its initial public offering to consummate the acquisition. Christopher R. Ljungkull, the Company's Chief Executive Officer, is the Chairman of the Board and an officer of TLO.

     Effective May 15, 1996, Arun K, Dube, the Company's Chairman of the Board, was appointed the Chief Executive Officer and President of TLO.

     (b) TLO owns various computer equipment which it uses in its business and which the Company intends to continue to use for the on-going business of TLO.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired:

     (4) It is impractical at this time to file the required financial statements for the acquired business. Such statements will be filed as they become available.

     (b) Pro forma financial information:

     It is impractical at this time to file the required financial statements for the acquired business. Such statements will be filed as they become available.

     (c)  Exhibits:

          2.1 Stock Purchase Agreement dated January 31, 1996, by and among Legal Research Center, Inc., The Law Office, Inc., Gordon and Sydney Jones, and William and Lorie Harris

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          2.2  Amendment No. 1 to Stock Purchase Agreement effective May 13,
               1996, by and among Legal Research Center, Inc., The Law Office, Inc., Gordon and Sydney Jones, William and Lorie Harris, and Joseph Giberson

          10 Employment Agreement effective May 15, 1996 between The Law Office, Inc. and Arun Dube

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 24, 1996.

                                             LEGAL RESEARCH CENTER, INC.



                                             By  /s/ Christopher R. Ljungkull
                                                 ------------------------------
                                                 Christopher R. Ljungkull,
                                                 Chief Executive Officer


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